EXHIBIT 10.2


                              LEHMAN BROTHERS




                               May 25, 1994



Lomas Mortgage USA, Inc.
1600 Viceroy Drive
Dallas, Texas 75235

Attention:  Paul Fletcher

Gentlemen:

                                             Reference is made to the
Interest Rate and Currency Exchange Agreement, dated as of July 2, 1992, as amended by this letter agreement (the "Agreement"), between Lomas Mortgage USA, Inc. ("Lomas") and Lehman Brothers Special Financing Inc. ("LBSF") and to the Amended and Restated Master Pledge Agreement, dated as of April 8, 1994, as amended by Amendment No. 1 thereto dated the date hereof (the "Pledge Agreement"), by Lomas in favor of LBSF.

                                             LBSF hereby demands that Lomas
deliver to LBSF the additional Mortgage Servicing Collateral (as defined in the Pledge Agreement) described in Amendment No. 1 to the Pledge Agreement (the "Second Mortgage Servicing Collateral") to be held as Collateral under and as defined in the Pledge Agreement. This demand is made without limiting any other rights we may have under the Agreement or the Pledge Agreement, except that we and you agree that:

                                             (i)  for purposes of the
Additional Termination Event in Section 5(b) (iv) (C) of the Agreement and for purposes of the Credit Support Event specified in Paragraph (3) of Part 5 of the Schedule to the Agreement, the determination of whether Party B has experienced or is experiencing a material adverse change shall be measured against the business, assets, operations and financial condition of Party B on April 1, 1994;

                                             (ii)  in addition to the rights
of Party A under the Agreement, unless one or more outstanding Senior Debt Issues of Party B is rated at least Baa3 as determined by Moody's, or BBB- as determined by S&P, LBSF shall have the right to retain the Mortgage Servicing Collateral previously delivered by you (the "Original Mortgage Servicing Collateral"), LBSF shall have the right to receive and retain the Second Mortgage Servicing Collateral

                  LEHMAN BROTHERS SPECIAL FINANCING INC.
             LEHMAN BROTHERS INC. AN AMERICAN EXPRESS COMPANY
              AMERICAN EXPRESS TOWER WORLD FINANCIAL CENTER
             NEW YORK 10285-1200 212 640-8811 FAX 212 528 6927


Lomas Mortgage USA, Inc.            -2-                        May 25, 1994


and, at any time the Aggregate Exposure Amount (as defined in the Pledge Agreement) equals or exceeds $80,000,000, LBSF shall have the right to demand that you deliver additional Mortgage Servicing Collateral substantially equivalent to that previously provided or otherwise acceptable to us ("Acceptable Mortgage Servicing Collateral"), relating to a maximum of $2,000,000,000 principal amount of mortgage notes (the "Third Mortgage Servicing Collateral") which agreed Third Mortgage Servicing Collateral shall be listed by pool numbers in an annex which you will furnish to us in the form contemplated by Amendment No. 1 to the Pledge Agreement;


                                             (iii)  upon receipt of
satisfactory evidence of the proper filing of financing statements relating to the Second Mortgage Servicing Collateral, LBSF will release to you all amounts held by LBSF and owed to you under the Agreement;

                                             (iv)  You agree to deliver to
LBSF not later than the fifteenth day of the month following each calendar quarter in which Mortgage Servicing Collateral is pledged to us under the Agreement additional Acceptable Mortgage Servicing Collateral, in an amount at least equal to the aggregate principal paydown in such quarter on all such Mortgage Servicing Collateral, to be held as Collateral under the Agreement;

                                             (v)  Notwithstanding any
provision of the Pledge Agreement, LBSF shall not be required to release to you any Mortgage Servicing Collateral unless (x) you have one or more outstanding Senior Debt Issues that is rated Baa3 or higher as determined by Moody's, BBB- or higher as determined by S&P, or an equivalent investment grade rating from an Alternative Rating Service (as defined in the Pledge Agreement, or (y) no Swap Transactions are outstanding under the Agreement; and

                                             (vi)  You agree that with
respect to each delivery of Mortgage Servicing Collateral contemplated hereby you will cause appropriate financing statements to be filed and notified to us as soon as practical and that you will furnish to us an opinion of your General Counsel substantially in the form previously furnished to us.

                                             This letter shall constitute an
amendment to the Agreement and shall supersede any inconsistent provisions of the Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.










                  LEHMAN BROTHERS SPECIAL FINANCING INC.
             LEHMAN BROTHERS INC. AN AMERICAN EXPRESS COMPANY
              AMERICAN EXPRESS TOWER WORLD FINANCIAL CENTER
             NEW YORK 10285-1200 212 640-8811 FAX 212 528 6927


Lomas Mortgage USA, Inc.            -3-                        May 25, 1994


                                             Please execute this letter in
the space provided below to indicate your agreement to the terms stated above.

                                        Very truly yours,

                                        LEHMAN BROTHERS SPECIAL
                                          FINANCING INC.


                                        By:

                                        Name:

                                        Title:


Accepted and Agreed

LOMAS MORTGAGE USA, INC.


By:

Name:

Title:





                  LEHMAN BROTHERS SPECIAL FINANCING INC.
             LEHMAN BROTHERS INC. AN AMERICAN EXPRESS COMPANY
              AMERICAN EXPRESS TOWER WORLD FINANCIAL CENTER
             NEW YORK 10285-1200 212 640-8811 FAX 212 528 6927